                       OPPENHEIMER CORE BOND FUND

                      Supplement dated May 2, 2008
                 to the Prospectus dated April 29, 2008

This supplement amends the Prospectus dated April 29, 2008.

This Prospectus is revised as follows:

1.    In the section entitled "What Classes of Shares Does the Fund
      Offer?," on page 24, the following is added to the sentence in the sub-heading "Class Y Shares."

    .... and to present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the
      Manager and its affiliates.

2.    The following new paragraph should be added to the end of the section captioned "Who Can Buy Class Y Shares?", on page 31.

      Present and former officers, directors, trustees and employees
      (and their immediate family members) of the Fund, the manager and its affiliates are also permitted to purchase Class Y shares of the fund.

May 2, 2008                                                 PS0285.035